united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 5/31/21

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)

Institutional Class Shares (MOWIX)

Semi - Annual Report

May 31, 2021

1-844-663-7871

www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC

Member FINRA

Moerus Worldwide Value Fund Semi-Annual Shareholder Letter: Six Months Ended May 31, 2021

Dear Fellow Investors:

We hope this Semi-Annual Shareholder Letter finds you and your families well. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”) over the six months ended May 31, 2021. In this Letter, we will discuss the Fund’s performance, positioning and outlook looking forward, notable investment activity thus far in 2021, and why we believe that the Fund is well-positioned for a potentially inflationary world.

We thank you very much for your support, and, as always, we welcome any feedback that you might have.

Fund Performance (as of May 31, 2021)*

			Average Annual Returns
Fund/Index	6-Months	1-Year	3-Year	5-Year	Since Inception**
Moerus Worldwide Value Fund - Class N	29.14%	68.58%	2.40%	5.68%	5.68%
Moerus Worldwide Value Fund - Institutional Class	29.32%	68.89%	2.66%	5.94%	5.94%
MSCI AC World Index Net (USD) ***	15.99%	41.85%	13.86%	14.17%	14.17%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 27 Emerging Market countries. With 2,986 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

 Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term. Our investment approach is

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predicated upon taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities.

First Half 2021 Performance Drivers

With that said, purely for comparison purposes, we will briefly highlight the noteworthy factors driving short-term performance during the period under review. The Fund’s Institutional Class was up 29.3% during the First Half of its Fiscal 20211. By comparison, the Fund’s benchmark, the MSCI All-Country World Index Net (“MSCI ACWI (Net)”) was up 15.9% during the same period. During the six months ended May 31, 2021, the Fund performed well both in an absolute sense and relative to the benchmark, picking up where it left off during a strong Second Half of 2020 as the portfolio continued its recovery from the worst of the pandemic in the early days of 2020.

It was a generally positive six months for most markets, aided by the accelerating vaccine rollout and the passage of a USD 1.9 trillion pandemic-relief bill in the U.S., in addition to continued monetary stimulus. Notably, these developments also contributed to increased inflation expectations and rising U.S. Treasury yields, which, at times, weighed somewhat on higher-priced, longer duration Growth and Information Technology stocks, causing them to lag in a relative sense. On the other hand, Value stocks fared better in general—particularly those types of businesses that can be found in our Fund, which have been long disliked and deeply undervalued, and were hit disproportionately hard by the onset of COVID-19 (and resultant lockdowns) in early-2020.

The Fund’s strong performance during the First Half was broadly-based, with significant positive contributions coming across numerous sectors and countries, as the large majority of Fund holdings appreciated meaningfully during the period. Given such a period, it is challenging to break such broad-based performance down into just a few, major buckets or themes. With that said, we will discuss a few notable drivers of performance during the First Half, among others, below. But first, an important note: the Fund’s performance in the First Half clearly represents another step in the right direction. However, as long-term investors, we remain much more focused on fundamental developments affecting the businesses that the Fund owns than on stock price fluctuations from one quarter or six-month period to the next. Fortunately, on that note, business-level developments continued to be encouraging, in our view, across much of the portfolio.

Financial Services Holdings

The most material contributor by sector to the Fund’s performance during the First Half was our allocation to Financial Services holdings. This heterogenous group of investments consists of various holdings across different geographies (North America, Europe, India, and Japan) and types of business (including Banks, Holding Companies, and Insurance Companies)—all of which, we believe, represent opportunities to invest in well-capitalized businesses with attractive long-term prospects at meaningfully discounted valuations.

[1]	Please note that “First Half” refers to the Fund’s 2021 Fiscal Year, or the six months ended May 31, 2021.

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In last year’s Shareholder Letters, we had discussed these Financial Services holdings quite a bit. First, during the First Half of 2020, adverse economic impacts from the pandemic hit the Financials holdings hard, along with the entire sector. This extremely difficult environment resulted in ultra-low interest rates and de facto regulatory bans on distributions to shareholders, leading to postponed dividends and share buybacks across the sector, regardless of the financial wherewithal of the companies to make them. Then, in the Second Half of 2020, performance rebounded as vaccines arrived, economic activity continued to recover (albeit in fits and starts), and regulatory restrictions on capital distributions began to show signs of easing—with both the Dutch central bank and Bank of England dropping calls to suspend dividends (positive news for Fund holdings NN Group and Standard Chartered, respectively). We noted that, to the extent that regulatory restrictions on capital distributions continued to loosen, we believed the Fund’s Financial Services holdings possessed meaningful upside potential, given their strong capital positions and significantly discounted valuations.

During the First Half of 2021, the Fund’s Financial Services holdings continued their strong performance that began in the latter half of 2020, with the large majority of holdings appreciating meaningfully. Our European Financials—including Holding Company Exor NV, Insurer NN Group, and Banks UniCredit SpA and Standard Chartered (the latter of which is listed in London but operates primarily in Asia, Africa, and the Middle East)—continued to perform well. On a most recent note, the European Central Bank indicated that, in the absence of materially adverse developments, they plan to lift their cap on dividends and share buybacks at Eurozone banks by the end of the Third Quarter this year, providing a further potential benefit to Italy-based UniCredit. New York-based Financial Services Holding Company Jefferies Financial Group also saw its stock appreciate significantly, driven by record business results as its Investment Banking, Capital Markets, and Asset Management businesses all performed strongly amid a surge in trading and underwriting during the pandemic.

However, the single most significant contribution to Fund performance during the First Half came from IDFC First Bank, an Indian-listed bank whose shares saw very strong price appreciation (up 62% in USD) during the period, benefitting largely from three separate factors:

●	A potential recovery in economic activity in India, following a very strict nationwide lockdown in 2020.

●	Recent business results that showed substantial progress in the company’s transformation of its lending book and liability franchise over to more retail funding sources.

●	An equity fundraising (completed in April 2021) that provides the runway for significant further growth in the bank’s lending book.

Since being formed three years ago through the merger of a Bank and a Non-Bank Finance Company, IDFC First Bank has been undertaking an ambitious process of converting its lending book—which had historically been dominated by infrastructure and wholesale lending—to become a more diversified retail-led book, which management expects will be higher-yielding and less risky. At the same time, it has also been undergoing a massive expansion of its liability base by expanding its branch footprint and attracting more Current Account and Savings Account retail depositors, which are significantly lower-cost sources of funding. Early in 2021, the company released earnings that showed metrics across both the bank’s loan book and its

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depositor base that have made considerable progress towards this conversion, thus increasing investor confidence in the company.

Even with the strong recent performance, we believe that IDFC First Bank continues to have modest valuation multiples for an Indian bank and continues to trade at a considerable discount to other private Indian banks, especially when accounting for its high-growth characteristics. The recent equity raise has brought an additional INR 30 billion (roughly USD 400 million) of capital onto the bank’s balance sheet, significantly solidifying what was an already strong capital position and providing a foundation upon which the bank can further grow its lending book. As we have noted in the past, India can be a challenging market for value investors, given the generally high valuations there, making one’s entry point to be of paramount importance. We had first bought shares of IDFC First Bank following a challenging period for financial institutions in India and increased the position significantly as the impact of the pandemic resulted in valuation levels that we did not expect would be around for long.

Natural Resource-Related Holdings

The most material contributor by country to the Fund’s performance during the First Half was Canada, driven primarily by many of our Natural Resource-related holdings. In recent letters, we frequently mentioned Natural Resources as one of the most widely disliked, discounted areas of the market for some years, providing the Fund with what we believe are numerous attractive, long-term investment opportunities. In general, the prices of many commodities had been subdued—if not depressed—for the better part of the past decade, and the prices of many Natural Resource-related stocks were even more depressed than the underlying commodities.

It is worth noting that our approach to investing in Natural Resource-related companies likely differs from that of many who buy such stocks, usually based upon an underlying commodity price projection. For example, such an investor may believe the price of a given commodity will increase, so they essentially bet on the future direction of the commodity price by purchasing the stock of a company associated with that commodity. That, however, is not what we do at Moerus—we do not make particularly detailed, elaborate, macro-level projections of future commodity prices. However, there are times when we believe that commodity prices seem to be unusually low and there is considerable financial distress across the companies in the related industry; this situation suggests to us that prices may be unsustainably low and something may have to give, providing the prospect of improvement (e.g., either prices eventually move upward or distressed producers are forced out, restricting supply, which could be supportive of pricing). However, the timing and magnitude of any such improvements in conditions are not known to or forecast by us with any degree of certainty.

Although we do not make projections of future commodity prices in any great detail or supposed precision, very depressed prices of commodities—and the distress among many of the companies that produce them—have frequently provided investment opportunities for us in our history. However, a couple other criteria must be met, in our view, for us to be interested:

●	The valuation of the resource-related company must be unusually attractive (which typically occurs when the underlying commodity is wildly out of favor).

●	More importantly, the company must have a strong financial position that provides an ability to survive protracted periods of adversity.

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Again, we do not have undue confidence in knowing exactly when things will turn and improve, so it is of paramount importance that the company has the financial wherewithal to weather the storm until the tide turns and improved prices take hold.

In recent years, we have found numerous Natural Resource-related investments that have met these criteria. What had been a difficult number of years for many of these companies got dramatically worse at the onset of the pandemic in early-2020, which resulted in plunging demand for various commodities, in addition to disrupting the normal day-to-day operations of mines. However, from a fundamental perspective, the distress across large swathes of the resource space in recent years led to low levels of reserve replacement in some commodities, creating potential supply constraints in the future. On the other hand, the demand side of the equation for many commodities began to improve later in 2020, as economic activity began to return and unprecedented fiscal and monetary stimulus was pledged by various governments.

Against this backdrop, most of the Fund’s Natural Resources-related holdings performed very strongly in the First Half of 2021, including in the areas of specialized mining services (Major Drilling Group International, the second-largest contributor during the period), uranium mining (Cameco, the fourth-largest contributor), agricultural crop inputs (Nutrien), and copper mining (Lundin Mining), among others.

Energy-Related Holdings

Staying within Natural Resources, let us move more specifically to the Fund’s Energy-related holdings: another area of the portfolio that was a meaningful contributor to Fund performance during the First Half. Our Energy-related (specifically, Oil & Gas-related) holdings represent another bucket of the portfolio that had been hit extremely hard in the early days of the pandemic. The long-beleaguered sector, which had only just begun to show signs of life in December 2019 and early-January 2020, was hit by a succession of black swan-like, extremely adverse shocks: first to demand (due to COVID-19 and resultant lockdowns worldwide), then, shortly thereafter, to supply (a Saudi-Russian oil price/production war). This one-two punch led to a collapse in crude oil prices of 55% in March 2020 alone. The extent of the temporary dislocation in the oil market was so stark that, at one point in April 2020, WTI crude futures briefly reached a seemingly nonsensical price of -$40 per barrel (negative $40).

The plunge in oil prices and, by extension, in the share prices of the Fund’s Oil & Gas-related holdings (Aker ASA, Enerflex and Tidewater) was clearly very painful in the short-term. However, at the time, we noted that we remained confident that these holdings were well-positioned to weather the downturn, given their strong financial positions, and that they offered attractive investment opportunities (at deeply discounted valuations) over the longer-term. Trying to maintain a bigger-picture perspective, our view was that the same aforementioned drivers that made early-2020 such a horrific period for the sector seemed likely, with the passage of time, to prove transitory in nature as those forces reversed course. For example, wide segments of the global economy that were essentially shut down at the time, triggering the collapse in oil demand, seemed likely to begin reopening at some point (albeit slowly and varying greatly by geography), supporting a gradual recovery in demand. In the meantime, on the supply side, the old axiom “The cure for low prices is low prices” appeared likely to begin playing out to some extent, as the ongoing retrenchment of the U.S. shale industry (a key swing factor in the supply/demand balance over the past decade) gathered steam.

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To some extent, the situation has generally played out that way in the year-plus since the worst of the dislocation, with oil demand continuing to recover over time, supply-side forces remaining relatively subdued (especially outside of OPEC+), and oil prices consequently recovering and surpassing pre-pandemic levels, with prices in the mid-$70s per barrel at the time of this writing. Aker ASA, Enerflex, and Tidewater have all performed very strongly since then—up between 25% and 45% in USD terms in the First Half and between 67% and 188% in USD over the twelve months ended May 31, 2021—contributing significantly to the Fund’s strong performance over the past six and twelve-month periods. Yet, such had been the extent of the sector-wide distress and extremely negative investor sentiment towards the space (for years even before the pandemic, which only exacerbated the despair) that, even despite the strong recent performance, we believe the Fund’s Energy-related holdings continue to trade at unusually discounted valuations, providing the portfolio with compelling upside potential looking forward.

Other Performance Drivers

A couple of the most significant individual contributors to performance during the First Half do not fall neatly into any of the notable areas listed above. For example, Hammerson, the United Kingdom-based Retail REIT that we highlighted in our November 2020 Shareholder Letter, was the third-largest contributor to Fund performance in the First Half. Hammerson shares continued to recover from pandemic-sparked lows as the vaccination campaign in the United Kingdom progressed successfully, offering a potential path towards eventual loosening of restrictions, which will benefit the business significantly. Meanwhile, the company bolstered its financial position considerably with a rights issue in late-2020 and several asset sales in 2021, as well as recently hiring both a new Chairman and a new CEO, completing a management transition that we feel will be a significant positive for the company.

The Straits Trading Co. Ltd., a Singapore-based Holding Company with financial interests in various areas, including property, hospitality, and resources (tin smelting), was the fifth-largest contributor to Fund performance in the First Half. We have known Straits Trading well for many years and have been happy shareholders, given what, in our view, has been a compelling valuation and a solid management team that has taken numerous steps to build value in recent years. However, for a long time, it seemed this highly attractive value proposition, by and large, went unrecognized by the market, as Straits Trading has long been a lightly followed company that flew under the radar of most investors and analysts. That changed somewhat during the First Half when a sell-side analyst for a local bank launched research coverage of Straits Trading. In doing so, the analyst pointed out the massive discount to Net Asset Value that Straits Trading shares were offering, in addition to significant “hidden asset” value (hidden from the perspective of the broader market) within the Holding Company structure. During the First Half, Straits Trading shares appreciated meaningfully, beginning to reflect at least some of the value that we have seen created for years, although shares continue to trade at a significant discount to Net Asset Value and continue to offer what we believe is compelling upside potential looking forward.

As noted earlier, the positive contributions to Fund performance during the First Half were broadly-based. A large majority of holdings were up (most significantly so), and there was not much in regard to material detractors to performance during the six months ended May 31, 2021. However, if we had to point to an area of the portfolio that has lagged in a relative sense,

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we would point to the Fund’s holdings in Latin America: a region that began to be adversely impacted by the pandemic fairly late relative to the rest of the world, and where the public health response (notably in terms of the vaccine roll-out) has been relatively slow to take hold. We have written often in recent Shareholder Letters about the attractive characteristics of our Latin American investments, including Arcos Dorados Holdings, BR Properties, Copa Holdings, and Despegar.com, among others. As with other areas of the portfolio that were hit hardest earlier in the pandemic-era, we remain excited looking forward, as we look past what we believe is temporary adversity and remain focused on the long-term fundamentals of each of these businesses, which we believe are quite strong and indeed, improving. Combined with what we see as strong financial positions and exceptionally discounted valuations across the Latin American subset of the portfolio (made available because of current pandemic-related challenges), we remain quite encouraged by the upside potential of this group of holdings.

Fund Outlook Looking Forward

As we noted last year, in early-2020, the onset of COVID-19 interrupted the encouraging business-level developments that had been occurring across many Fund holdings in late-2019 and into 2020. Thereafter, with the initial market shock of COVID-19 behind us, the Fund’s portfolio of businesses resumed taking meaningful steps forward over the past twelve months. Yet, for appropriate context, it is important to point out that the strong recent performance of many Fund holdings was off of extremely depressed levels and our portfolio, which consists of investments in what were some of the most disliked, discounted areas in markets for years (Financials, Natural Resources, Emerging Markets) remains, in our view, remarkably undervalued relative to its longer-term fundamentals, with stock price performance still lagging far behind underlying business performance and prospects. For one statistical indicator of the extent of the disparity in valuations between the Fund and the broader market, as of May 31, 2021, the Price-to-Book Value ratio (P/B) of the Fund was 0.85x, as compared to 2.98x for the benchmark MSCI ACWI.

Today, we continue to observe a broader market environment in which, we would argue, the stock prices of many of the popular, household names have run well ahead of underlying fundamentals and even highly optimistic expectations for the future. We have no unique insights as to how long this environment might last and cannot make any predictions on timing with any confidence; indeed, it is possible that, in the short-run, recent increasing concerns about the spread of the COVID-19 Delta variant may spark an additional flight to highly priced stocks that are seen as relative beneficiaries of lockdowns and a work-from-home environment. However, in early-2020, the holdings across our portfolio survived what, in our view, was a real-world, real-time, stress test of all stress tests—one in which, in the case of some businesses, a large majority of revenue evaporated virtually overnight! If the Second Half of 2021 sees a resurgence in new cases, it is important to note that, in our view, there are significant mitigating factors that, unfortunately, were not in play in early-2020—namely, a much improved level of preparedness, especially in terms of increasing numbers of people who are vaccinated, healthcare infrastructure, established protocols for preventing or reducing the spread of the virus, new procedures that may allow businesses to operate more fully during shutdowns, etc.

Thus, we stand ready, willing, and happy to take advantage of any additional opportunities (both new to the portfolio and already existing) made available by any future bouts of short-

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term, pandemic-related volatility. In the long run, we continue to believe that the unusually attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings offer attractive margins of safety and bode well for the portfolio’s prospective risk-adjusted returns—particularly in a world where broader benchmark indices trade at historically rich valuations and are increasingly concentrated in a relatively small number of popular mega-cap companies. In our view, this extremely bifurcated market, which we have commented on often in previous letters, continues to provide us with some very attractive investment opportunities, sowing the seeds for potentially quite interesting prospective longer-term returns.

Notable Investment Activity in the Fund

During the Fund’s First Half of 2021, we strove to take advantage of short-term volatility and attractive pricing to add to several existing positions in the Fund, in addition to initiating two new positions in the portfolio: Canfor Pulp Products and Emaar Properties.

Canfor Pulp Products, Inc.

Canfor Pulp Products, Inc. is a major Canadian producer of Northern Bleached Softwood Kraft (“NBSK”) pulp, which is used as an input for a variety of products including a gamut of printing and writing papers, toilet paper, tissues, hygiene products, and the like. It also produces other grades of pulp and kraft paper (for use in recyclable brown paper bags, for example). The business possesses a number of interesting characteristics that, in our view, make for a potentially interesting investment opportunity:

●	The mills that produce pulp are incredibly expensive and capital-intensive, running in the mid-to-high hundreds of millions of dollars, thus representing a big-ticket item for any new, would-be competitors.

●	The pulp mills also need access to a reliable, high-quality wood fiber basket (i.e., abundant trees that are available to be turned into lumber and the by-product wood chips, which, in turn, are turned into pulp), which is another requirement that presents a barrier to entry.

●	The mills must also be situated near transportation infrastructure, be it roads or sometimes even deep-water ports.

●	The mills need access to an economical source of power; in fact, this attribute (ample access to low-cost power) has resulted in more than one pulp mill’s power source being repurposed in order to transition from making pulp to mining bitcoin!

●	Some of these pulp mills have been converted into mills which produce what is called “fluff pulp,” which is used in sanitary products such as diapers and the like.

As a result of these characteristics, the supply/capacity side of the NBSK pulp business has not grown significantly over time. With demand being cyclical and supply being relatively static, the pricing environment has tended to mirror the demand picture at any given point in time. In periods of low demand, prices do not do terribly well, which is an example of what happened in 2020. Conversely, as demand for these products has been rising from the depressed levels of the pandemic, so has the pricing of NBSK pulp.

We believe the valuation of Canfor Pulp Products stock is quite modest. Specifically, it trades at a greater than 60% discount to recent transactions in the space, on a per-unit of capacity basis. Looking at multiples of profitability (albeit a less preferred metric, given the cyclical volatility in earnings) we estimate the stock is trading at roughly 2-3x current EBITDA. We believe it is

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unlikely that demand has peaked—on the contrary, we believe we may still be in the relatively early stages of a recovery—so, in our view, the stock is potentially quite undervalued. We believe the company is very strongly capitalized (there is modest net debt), and the bulk of its capital expenditures, in terms of upgrades and capacity-expansion and renewal, were completed in late-2020 and early this year. Thus, the company entered the year with a modest amount of debt, which, given the current cash flow generation of the business, will likely soon transition into a net cash balance sheet (if it has not already done so). Looking forward, with the bulk of capital expenditures largely behind it and operations generating healthy cash flows, the stock, in our view, will look increasingly attractive based on another favorite metric many investors use (free cash flow yield), which could lead to what we believe is the stock’s mispricing and undervaluation being recognized by the broader market. In addition to this, as the business generates cash, we believe that various attractive alternatives abound, including dividends, share repurchases, or a takeout by the controlling shareholder (Canfor Corp., which owns 55% of Canfor Pulp Products). However, all of that is conjecture, merely providing potential upside on top of the core of our investment thesis: our view that Canfor Pulp Products is unusually undervalued, despite it potentially being on the cusp of meaningfully improved profitability.

Emaar Properties PJSC

Emaar Properties PJSC is a Dubai-based company that develops, owns, and manages real estate. Emaar Properties is the leading property development company in the United Arab Emirates (“UAE”) and a significant player in several other markets. The company operates across four main segments:

●	Property Development, where it is a leading master-planned developer with more than 20 projects underway and a land bank of over 1.7 billion square feet in the UAE and abroad.

●	Property Investment, where the company owns and manages a 6.6 million square foot portfolio of mostly retail assets, including the Dubai Mall, the largest mall in the world.

●	Hospitality, where it operates hotels encompassing more than 5,000 rooms.

●	Entertainment, where the company owns and operates several large tourist attractions in the UAE.

The company has faced significant challenges across all its businesses as of late. Prior to the onset of the pandemic, the domestic development business had already been challenged primarily as a result of an oversupply of residential real estate being developed in Dubai. Its international development business has also seen challenges in some of its main markets, specifically India. With the onset of the pandemic in 2020, the development businesses were further impacted as demand from buyers disappeared and construction progress was impeded by local lockdowns. In addition, the outbreak of COVID-19 created a significantly worse environment for Emaar Properties’ other businesses, which have historically seen more stable cash flows than the development business. The company’s Malls, Hospitality, and Entertainment Businesses have all seen significant declines in revenues as tourist and business traveler arrivals in Dubai have fallen significantly.

Dubai has made significant progress in diversifying and growing its economy in recent years, becoming both an attractive hub for global and local businesses in the region, as well as becoming a large tourism destination. Both industries (as well as many others in Dubai) are

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reliant on the ability of foreigners to visit for both business and pleasure—something which was significantly impacted by the pandemic and its resultant lockdowns. Longer-term, the emirate continues to take positive steps in cementing its position as a leading destination for foreigners, including the normalization of relations with Israel, changes to domestic laws that are more welcoming for expats, and continued long-term investments in initiatives to grow the city and attract more businesses.

However, these near-term challenges resulted in Emaar Properties suspending its dividend in 2020 and the stock declining almost 75% from its 2017 peak at the height of the COVID-induced selloff. While the near-term impacts of the pandemic on Emaar Properties’ businesses are very real, the long-term attractiveness of the business remains very strong, in our opinion. At current prices, the stock is trading near levels last seen following the Global Financial Crisis, which reflects a nearly 50% discount to the company’s disclosed Tangible Book Value Per Share (which does not include a benefit from adjusting property prices upwards from cost to fair value, given accounting standards in Dubai) and a nearly 40% discount to our estimate of Net Asset Value. Emaar Properties has a strong financial position with modest consolidated levels of debt and a portfolio of income-producing assets in Dubai that generates recurring cash flows. In addition, the property development business utilizes a measured construction model, which mitigates required construction funding from Emaar Properties, as this is partially funded by customer deposits.

We believe this is a very attractive entry point for a company that has a well-earned reputation for delivering some of the highest-quality properties globally (including the world’s tallest building, the Burj Khalifa), owns market-dominant retail assets (including the world’s largest shopping mall), operates a well-established hospitality brand, and appears to be extremely well-positioned to benefit from the continued long-term emergence of Dubai as a global financial, business and tourism destination.

Selling Activity

Selling activity during the First Half was fairly limited, primarily involving trimming some existing positions (many of which have appreciated significantly in recent months) in order to rebalance position sizes within the portfolio. The one position which was eliminated entirely from the Fund was Lundin Mining, a copper mining company which we had been reducing in size for valuation reasons following a significant run (up 135% in USD over the twelve months ended May 31, 2021).

Fund Positioning in a Potentially Inflationary World

In recent conversations with our fellow investors, one of the topics that has come up fairly often is the potential for increased inflation and our thoughts on the Fund’s positioning in a potentially inflationary world. Indeed inflation, which, for the most part, had been relatively dormant in the U.S. since it was tamed in the early 1980s (in no small part due to aggressive tightening of monetary conditions under then-Chair of the Federal Reserve, Paul Volcker) has shown some signs of revival in recent months. Various logistical bottlenecks and challenges, increased commodities prices, wage pressures, and shortages of various supplies have pressured manufacturers and contributed to increased prices for a variety of products. Most recently, the Institute for Supply Management (ISM) released data for May 2021, in which the ISM’s index of prices paid for raw materials increased to levels not seen since the 1979 Iranian

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revolution and oil crisis2. Given current events and the questions that we have received on the topic, we thought it worthwhile to briefly discuss how we think about inflation and how the Fund might potentially fare in an inflationary environment.

There is currently a debate underway among economic and financial pundits about what to make of the recent revival of inflation in various areas of the economy. One group believes that the inflation being experienced recently is transitory, driven in part by pandemic-related challenges that caused substantial global supply chain disruptions and a virtually unprecedented collapse in economic activity that is now, as it recovers, stimulating demand that is running up against ongoing supply constraints—temporary challenges that are likely to ease as conditions normalize. However, on the other side of the debate, there are others who believe that inflation could potentially spiral out of control and become a protracted problem, driven by years of overly aggressive monetary stimulus, money printing, and record deficit spending by various governments in response to the pandemic.

For our part at Moerus, while it is interesting to hear different opinions and forecasts, we do not participate in this debate. We are long-term, bottom-up investors who strive to construct a portfolio of deeply discounted investments that have the wherewithal (financial and otherwise) to survive prolonged periods of adversity in order to make it to the potential payoff when conditions normalize. We certainly do not base investment decisions upon overarching macroeconomic forecasts, simply because we are not confident in our ability (or anybody else’s, for that matter) to correctly forecast future economic variables consistently enough. Thus, in regard to the current topic of inflation, we cannot emphasize enough that, in short, we do not know how high (or low) inflation may get or how long those conditions might persist in the future. We do not make bets on future rates of inflation (or on any other macroeconomic variable) in the selection of the Fund’s investments—not today, not ever.

Instead, what we focus very intently on doing, as best we can, is seek to stress test any prospective investment (before investing) under various adverse macroeconomic scenarios, be it adverse shifts in interest rates, inflation rates, foreign exchange rates, etc. In other words, although we absolutely do not forecast whether or not inflation will occur, at what rates it might occur, or for how long it might occur, we are very interested in analyzing how resilient our portfolio would potentially be in the event that meaningful inflation were to eventuate and persist. As a result of going through this process and looking at the Fund’s constitution today, it is our view that the Fund is well-positioned in the event that recent increases in inflation become a longer-lasting, more significant issue—both in an absolute sense, given meaningful pockets of the portfolio that could benefit from inflation, as well as relative to broader benchmark indices that do not appear to us to be as well-suited for meaningful inflation at the present time.

Why do we say this? A good place to start is our investment approach, which focuses on investing in companies that we believe have good financial and business positions from a long-term perspective but which trade at deeply discounted prices in the present. This frequently requires us to invest in areas that are out of favor today, due to some conditions prevailing today that adversely impact those businesses, be it macroeconomic conditions, industry conditions, or company-specific missteps, among others. After all, when an attractive long-term

[2]	Source: Bloomberg

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investment opportunity is available at a discounted price today, there typically is some reason for that, whether real or perceived. As mentioned above, until recently, we have lived in a long period characterized by relatively low inflation rates, low interest rates, relatively low rates of economic growth, low commodity prices, etc. The areas of the market that we believe have offered compelling opportunities and have thus found their way into the Fund’s portfolio in recent years are, by and large, those that have been out of favor and have seen their stock prices excessively punished in the environment described above.

Said another way, many Fund holdings had been deemed “have nots” under the long-prevailing economic backdrop that included low inflation and low interest rates. Many of the businesses in our portfolio became cheap, in our view, in part due to low inflation, low interest rates, and low growth rates. Therefore, in our opinion, if there is, indeed, a sea change underway in terms of macroeconomic conditions, it stands to reason that our portfolio of out-of-favor names, which have been punished by the long-prevailing economic backdrop, stand better positioned for a directional change in those conditions. So, looking at things from a high-level, our portfolio, depressed for a long time under the status quo, seems likely, in our view, to benefit from a macroeconomic “regime change.”

Digging more deeply, there are a number of specific areas of the portfolio that we believe are likely to benefit somewhat from a scenario that includes protracted periods of moderate or high inflation:

●	Commodities: It is not entirely clear to us whether recently increased commodity pricing is a cause or effect of recently increased inflation (we will let the pundits debate that). Either way, as highlighted earlier in our discussion of the recent drivers of Fund performance, a variety of our holdings in the Fund have operations related to the exploration and/or production of commodities, be it uranium (Cameco), fertilizers (Nutrien), or our energy-related holdings (Aker ASA, Enerflex, and Tidewater), among others, and are likely, we believe, to benefit from improved commodity pricing.

●	Currencies of Resource-Rich Countries: A potential second-order effect of higher commodity prices is that they sometimes have a positive impact on the currencies of countries that produce them in large quantities. For example, the Canadian dollar has been performing reasonably well as of late (up roughly 8% versus the USD during the First Half), driven in part by the buoyancy in numerous commodities produced there. But, perhaps more importantly from our perspective, one currency that people tend not to think about often but which is very much impacted positively by higher commodity prices, is the Brazilian Real (BRL). Brazil is rich in resources, with sizeable exports of agricultural products (soybeans, beef, sugar, etc.), iron ore, copper, etc. Higher prices for these exported goods are beneficial to Brazil’s balance of trade, which is likely to indirectly benefit the value of the BRL. The Fund’s interests in Brazil include BR Properties, Telefonica Brasil, and Arcos Dorados (for which Brazil is its largest market). We have written at length about each of these companies in the past—all of which, in our view, are domestically focused companies that have performed quite well as businesses, only to have those results either obscured or overshadowed by a protracted period of weakness in the BRL. If the value of the BRL were to normalize and improve (as it has in recent months), we believe the value being created by our

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domestic Brazilian investments would no longer be obscured by adverse local currency fluctuations. Thus, improving commodity prices are likely, in our view, to have a positive flow through impact on the currencies of producers, which are likely to benefit our Brazilian and Canadian dollar-exposed holdings.

●	Higher Interest Rates: If the higher inflation rates that have been experienced recently prove to be sustained and continuing, increased interest rates could result as a by-product of that environment. We believe that higher interest rates could potentially be a significant benefit to a number of Fund holdings. As we have frequently discussed, the Fund’s Financial Services holdings have long been depressed, in part due to historically low interest rates even before COVID-19 hit and exacerbated the situation. We believe that two of our European Financial Services investments (NN Group and UniCredit) are already benefiting from the potential for higher interest rates in the Eurozone. Shinsei Bank in Japan (also home to negative interest rates) also stands to potentially benefit significantly from increased rates. As for Standard Chartered, higher rates in the U.S. seem likely to feed through to higher rates in a number of the markets in which the bank operates, to the company’s benefit. Looking beyond the Fund’s Financial Services holdings, we believe that our portfolio, in general, consists of investments in companies that have strong financial positions, with a relative paucity of debt. In that sense, increased interest rates would not impinge much on our companies’ financial positions; strong balance sheets provide a significant competitive advantage in such an environment. By contrast, there are many examples of companies in the broader market that have aggressively binged on cheap debt, thanks to artificially low interest rates. In these cases, higher interest rates could result in debt service requirements soaring for such highly indebted companies. Indeed, entire business models that have benefited from access to extremely cheap debt and equity capital might be called into question in the event that interest rates were to increase meaningfully.

An important caveat: none of this is to say that inflation would not have adverse impacts on our portfolio. It certainly would, for example, by reducing the purchasing power of people living in such inflationary environments. However, net-net, we believe that, all things considered, the Fund is relatively well-positioned for a higher inflation environment than what we have seen over the past many years, and, in our view, it would perform better than it would in a low inflation, low-growth environment. In short, the portfolio has been constructed during a period in which what we believe to be the most undervalued, out-of-favor investments were priced as such due in part to the effects, both direct and indirect, of low inflation. Conversely, higher inflation, in our view, seems likely to inure to the benefit of some of the Fund’s holdings.

Further, at the risk of stating the obvious, given our belief that higher inflation would benefit numerous Fund holdings directly, this also would have positive implications on a portfolio-wide basis from a risk mitigation perspective, in terms of offsetting the negative impacts that inflation may have in other areas of the portfolio. We note this attribute in comparison to some of the more popular portfolios of the last several years—those with heavy allocations to Technology and Growth-stocks come to mind, including many benchmark indices and passive index trackers—which we believe are less well-suited for an inflationary environment. Again, it is somewhat intuitive that the same types of stocks that have thrived in the long-lasting macro regime that has included low inflation and low interest rates for so long would likely not fare

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nearly as well if there was a significant “regime change.” Without dwelling on this topic too much, we had a few thoughts that are perhaps worth noting.

Future Expected (Hoped For?) Cash Flows Versus In-Place, Tangible Assets

A lot has been made of numerous new-economy Growth stocks that are trading at what we believe are nosebleed-high levels, despite the fact that many do not currently generate positive cash flows. Their “pitch,” however, often is something like this: the company is not “burning cash” today, but rather, it is investing in the business, with the potentially significant payoff to come in positive cash flows in future years. There may or may not be validity to that case, depending on the specific business in question. However, without getting into the weeds regarding the mathematics behind discounting future cash flows, all else equal, far-away, future cash flows—even in a best-case scenario, if things work out as planned/hoped—would be worth much less today in a higher inflation environment than in the low inflation one that we have lived through for many years. This, we believe, has important implications in terms of significant downside risk for some pockets of the market today that trade at historically high valuations that are implicitly bolstered by low inflation expectations and discount rates.

In contrast, many holdings in the Fund own tangible, in-place assets, often marked at heavily discounted valuations today, which we believe are well-positioned to maintain or even increase in value under inflationary scenarios. Examples of such assets owned in the portfolio include, among others:

●	In-the-ground Natural Resources, with capital-intensive mines and infrastructure necessary to produce them already in place and operating (Fund holdings: Aker ASA, Cameco, Nutrien, Osisko Mining, Straits Trading, and Wheaton Precious Metals).

●	Triple-A, prime-located commercial real estate in Brazil’s two largest cities (São Paulo and Rio de Janeiro), acquired at discounts to estimated replacement cost (Fund holding: BR Properties).

●	Offshore Supply Vessels, currently valued at less than 25% of construction cost, which provide services related to the exploration and production of oil, a commodity that could potentially hold up relatively well in an inflationary environment (Fund holding: Tidewater).

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On Benchmark Indices and Diversification

One final note on the potential impacts of inflation on various portfolios from a risk management perspective: in the Asset Management industry, the ongoing growth of passive management at the expense of active management has been well-documented. It seems intuitive that passively managed, index-linked portfolios provide substantial diversification benefits across numerous risks by definition because they hold large swathes of the entire market. It is difficult to argue that is not the case in practice. With that said, because high inflation has not been an issue for so long, those businesses which would do relatively well in inflationary environments have seen their weightings in various benchmark indices shrivel up at the expense of Technology and other higher-priced Growth-stocks that, conversely, have done exceptionally well over the past decade. As a result, if we look at some of the areas that we noted earlier as having the potential to hold up better in an inflationary environment, those areas tend to have benchmark weightings that are modest, if not at or near historical lows:

●	Energy: Weighting is 3.3% in our benchmark, the MSCI ACWI, as of May 31, 2021. By contrast, Energy (including Aker ASA) makes up 12.8% of the Fund’s assets.

●	Materials (Resources): Weighting is 5.2% in the MSCI ACWI, versus 17.2% of Fund assets.

●	Financial Services: Weighting is 14.8% in the MSCI ACWI, versus 35.1% of Fund assets.

On the other hand, Information Technology (20.9% of the MSCI ACWI versus 0% in the Fund) and other Growth stocks (which tend to be highly priced after outperforming significantly in recent years amid the long-prevailing low inflation, low interest rate environment) have become increasingly important index constituents. As noted earlier, in a scenario in which higher inflation expectations translate into increased interest rates, we believe the downside price risk in some of the more expensive components of benchmark indices could be significant.

In Conclusion

To summarize, we not do not rely upon forecasts of future rates of inflation. However, our long-term, price-conscious approach—which tends to attract us to some of the most undervalued, out-of-favor areas at any given time—has led us, in recent years, to neglected corners of the market that have suffered, either directly or indirectly, from a low inflation, low interest rate environment. As a result, in the event that higher inflation proves to be not transitory, but sustained, we believe the Fund is well-positioned for that environment, both in an absolute sense due to portions of the portfolio which we believe will benefit, as well as relative to benchmark indices, which we suspect might not be as well-constructed for such an environment.

A Parting Note

In closing, we would like to reiterate some points that we made in the previous couple of letters: looking forward, it is important to note that the stock prices of the Fund’s holdings seem likely to continue to be volatile in the coming months in both directions as markets react to news flow on virus cases, the spread of new variants, government actions in response, and the success and timing of the vaccine roll-out effort in real-time—likely without much regard to valuation and underlying, longer-term business strength and fundamentals. While this makes for unpredictability in terms of short-term share price fluctuations, the positive effect of this is that such an environment seems likely to continue to periodically offer us opportunities to invest at very modest prices in businesses that have many of the attractive characteristics discussed herein. We believe this will serve the Fund’s portfolio well over the longer-term.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again after the close of the Fund’s Fiscal Year.

Sincerely,

Amit Wadhwaney

Portfolio Manager

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© 2021 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
May 31, 2021
Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended May 31, 2021, compared to its benchmark:

				Average Annual
			Five Year	Since Inception** - May 31, 2021
Fund/Index	Six Months	One Year	(Annualized)
Moerus Worldwide Value Fund - Class N	29.14%	68.58%	5.68%	5.68%
Moerus Worldwide Value Fund - Institutional Class	29.32%	68.89%	5.94%	5.94%
MSCI AC World Index Net (USD) ***	15.99%	41.85%	14.17%	14.17%

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The Institutional Class return is calculated using the traded NAV on May 31, 2021. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated March 30, 2021, is 2.22% for Class N shares and 1.97% for Institutional Class shares. Moerus Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 27 Emerging Markets countries. With 2,986 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Fund Review - (Unaudited)
May 31, 2021

Moerus Worldwide Value Fund

TOP HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF MAY 31, 2021	% OF NET ASSETS
Banking	15.4%
Real Estate Owners & Developers	12.8%
Metals & Mining	10.6%
Asset Management	9.4%
Oil & Gas Services & Equipment	6.8%
Insurance	5.2%
Leisure Facilities & Services	3.9%
Internet Media & Services	3.7%
REIT	3.6%
Household Products	3.1%
Other	18.0%
TOTAL	92.5%
Other Assets Less Liabilities - Net	7.5%
GRAND TOTAL	100.0%

HOLDINGS BY COUNTRY	% OF NET ASSETS
Canada	24.0%
India	9.9%
United States	9.8%
United Kingdom	8.2%
Italy	6.9%
Brazil	5.3%
Uruguay	3.9%
Argentina	3.7%
Singapore	3.6%
Japan	3.3%
Hong Kong	3.1%
Norway	3.0%
United Arab Emirates	2.8%
Netherlands	2.0%
Colombia	1.5%
Panama	1.5%
TOTAL	92.5%
Other Assets Less Liabilities - Net	7.5%
GRAND TOTAL	100.0%

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2021

Shares		Fair Value
	COMMON STOCK - 92.5%
	ASSET MANAGEMENT - 9.4%
16,703	Aker ASA	$1,293,350
801,170	Dundee Corp. *	981,566
21,284	EXOR N.V.	1,833,566
		4,108,482
	BANKING - 15.4%
2,608,487	IDFC First Bank Ltd. *	2,129,855
259,477	Metro Bank PLC *	402,850
88,800	Shinsei Bank Ltd.	1,430,005
221,880	Standard Chartered PLC	1,597,503
91,578	UniCredit SpA	1,170,667
		6,730,880
	CHEMICALS - 2.9%
20,196	Nutrien Ltd.	1,255,181

	FORESTRY, PAPER & WOOD PRODUCTS - 2.8%
166,743	Canfor Pulp Products, Inc. *	1,206,402

	HOUSEHOLD PRODUCTS - 3.1%
15,109	Spectrum Brands Holdings, Inc.	1,343,039

	INSTITUTIONAL BROKERAGE - 1.9%
931,078	Edelweiss Financial Services Ltd.	832,852

	INSTITUTIONAL FINANCIAL SERVICES - 2.3%
31,086	Jefferies Financial Group, Inc.	998,793

	INSURANCE - 5.2%
17,278	NN Group NV	877,668
603,591	Westaim Corp. *	1,404,049
		2,281,717
	INTERNET MEDIA & SERVICES - 3.7%
110,376	Despegar.com Corp. *	1,613,697

	LEISURE FACILITIES & SERVICES - 3.9%
261,772	Arcos Dorados Holdings, Inc. *	1,693,665

	METALS & MINING - 10.6%
64,315	Cameco Corp.	1,283,638
232,853	Major Drilling Group International, Inc. *	2,037,464
203,873	Osisko Mining, Inc. *	583,941
15,120	Wheaton Precious Metals Corp.	726,062
		4,631,105
	OIL & GAS SERVICES & EQUIPMENT - 6.8%
150,744	Enerflex Ltd.	995,809
142,663	Tidewater, Inc. *	1,963,043
		2,958,852
	REAL ESTATE OWNERS & DEVELOPERS - 12.8%
777,100	BR Properties SA	1,415,277
1,132,487	Emaar Properties PJSC	1,242,509
849,990	Sino Land Co. Ltd.	1,355,779
738,001	Straits Trading Co. Ltd.	1,556,093
		5,569,658
	REFINING & MARKETING - 0.4%
98,383	Organizacion Terpel SA *	194,540

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2021

Shares		Fair Value
	REIT - 3.6%
2,796,581	Hammerson PLC	$1,584,072

	RETAIL - CONSUMER STAPLES - 1.1%
149,826	Almacenes Exito SA	484,351

	SPECIALTY FINANCE - 3.1%
27,749	Bajaj Holdings & Investment Ltd. *	1,345,707

	TELECOM CARRIERS - 2.0%
104,800	Telefonica Brasil SA - ADR	886,608

	TRANSPORTATION & LOGISTICS - 1.5%
8,163	Copa Holdings SA *	671,488

	TOTAL COMMON STOCK (Cost - $33,396,014)	40,391,089

	SHORT-TERM INVESTMENT - 5.9%
	MONEY MARKET FUND - 5.9%
2,590,547	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 0.01% **
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,590,547)	2,590,547

	TOTAL INVESTMENTS - 98.4% (Cost - $35,986,561)	$42,981,636
	OTHER ASSETS LESS LIABILITIES - NET - 1.6%	714,897
	NET ASSETS - 100.0%	$43,696,533

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; rate reflects seven-day effective yield on May 31, 2021.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2021

ASSETS
Investment securities:
Securities at Cost	$35,986,561
Securities at Value	$42,981,636
Foreign cash (cost $96,801)	96,901
Receivable for securities sold	365,404
Receivable for Fund shares sold	148,092
Dividends and interest receivable	174,355
Prepaid expenses and other assets	17,357
TOTAL ASSETS	43,783,745

LIABILITIES
Investment advisory fees payable	28,868
Payable to related parties	25,257
Distribution (12b-1) fees payable	242
Accrued custody fees payable	19,431
Audit and tax fees payable	6,943
Trustee’s fees payable	4,378
Accrued expenses and other liabilities	2,093
TOTAL LIABILITIES	87,212
NET ASSETS	$43,696,533

Net Assets Consist of:
Paid in capital	$45,213,488
Accumulated losses	(1,516,955)
NET ASSETS	$43,696,533

Net Asset Value Per Share:
Class N Shares:
Net Assets	$1,177,061
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	93,220
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$12.63

Institutional Class Shares:
Net Assets	$42,519,472
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,359,895
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$12.66	(a)

(a)	The NAV for the Institutional Class shown above differs from the traded NAV on May 28, 2021 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended May 31, 2021

INVESTMENT INCOME
Dividends (net of $54,088 foreign withholding taxes)	$328,293
Non-cash dividend	42,218
Interest	136
TOTAL INVESTMENT INCOME	370,647

EXPENSES
Investment advisory fees	183,808
Administrative services fees	28,575
Transfer agent fees	24,045
Custodian fees	21,302
Accounting services fees	15,330
Registration fees	14,776
Legal fees	13,100
Compliance officer fees	10,930
Audit and tax fees	9,218
Trustees’ fees and expenses	8,403
Shareholder reporting expenses	6,764
Distribution (12b-1) fees:
Class N	1,320
Insurance expense	696
Other expenses	1,842
TOTAL EXPENSES	340,109
Fees waived by Adviser	(67,477)
NET EXPENSES	272,632

NET INVESTMENT INCOME	98,015

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency translations	432,686
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,375,023

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,807,709

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,905,724

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2021	November 30, 2020
	(Unaudited)
FROM OPERATIONS:
Net investment income	$98,015	$251,794
Net realized gain (loss) from investments	432,686	(7,439,073)
Net change in unrealized appreciation (depreciation) on investments	9,375,023	1,648,138
Net increase (decrease) in net assets resulting from operations	9,905,724	(5,539,141)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributions paid
Class N	(4,900)	(11,364)
Institutional Class	(253,038)	(613,807)
Decrease in net assets from distributions to shareholders	(257,938)	(625,171)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	143,599	404,698
Institutional Class	3,014,814	4,758,029
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	4,889	11,241
Institutional Class	252,744	612,624
Payments for shares redeemed:
Class N	(134,972)	(402,403)
Institutional Class	(3,463,470)	(11,186,698)
Net decrease in net assets from shares of beneficial interest	(182,396)	(5,802,509)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,465,390	(11,966,821)

NET ASSETS:
Beginning of Period	34,231,143	46,197,964
End of Period	$43,696,533	$34,231,143

SHARE ACTIVITY
Class N:
Shares Sold	12,631	52,233
Shares Reinvested	472	990
Shares Redeemed	(11,490)	(51,444)
Net increase in shares of beneficial interest outstanding	1,613	1,779
Institutional Class:
Shares Sold	267,506	571,098
Shares Reinvested	24,373	53,881
Shares Redeemed	(321,025)	(1,253,726)
Net decrease in shares of beneficial interest outstanding	(29,146)	(628,747)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N
	For the		For the	For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,		November 30,	November 30,
	2021		2020	2019	2018		2017	2016*
	(Unaudited)
Net asset value, beginning of period	$9.81		$11.22	$11.01	$12.86		$10.60	$10.00
Activity from investment operations:
Net investment income (1)	0.01		0.05	0.08	0.09		0.02	0.00	(2)
Net realized and unrealized gain (loss) on investments	2.86		(1.33)	0.29	(1.85)		2.29	0.60
Total from investment operations	2.87		(1.28)	0.37	(1.76)		2.31	0.60
Paid-in-capital from redemption fees	—		—	0.00 (2)	0.00	(2)	0.00 (2)	0.00	(2)
Less distributions from:
Net investment income	(0.05)		(0.13)	(0.16)	(0.03)		(0.05)	—
Net realized gain	—		—	—	(0.06)		—	—
Total distributions	(0.05)		(0.13)	(0.16)	(0.09)		(0.05)	—
Net asset value, end of period	$12.63		$9.81	$11.22	$11.01		$12.86	$10.60
Total return (3)	29.14	% (5)	(11.59)%	3.49%	(13.79	)% (4)	21.82%	6.00	% (5)
Net assets, end of period (000s)	$1,177		$898	$1,007	$1,032		$974	$170
Ratio of gross expenses to average net assets (6)	2.00	% (7)	2.20%	1.92%	1.87%		2.53%	9.21	% (7)
Ratio of net expenses to average net assets	1.65	% (7)	1.65%	1.65%	1.65%		1.65%	1.65	% (7)
Ratio of net investment income to average net assets	0.26	% (7)	0.52%	0.69%	0.73%		0.17%	0.05	% (7)
Portfolio Turnover Rate	12	% (5)	29%	21%	14%		8%	6	% (5)

*	The Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class
	For the		For the	For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,		November 30,	November 30,
	2021		2020	2019	2018		2017	2016*
	(Unaudited)
Net asset value, beginning of period	$9.84		$11.25	$11.05	$12.90		$10.61	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.03		0.07	0.11	0.12		0.06	(0.00	) (2)
Net realized and unrealized gain (loss) on investments	2.86		(1.33)	0.28	(1.86)		2.28	0.61
Total from investment operations	2.89		(1.26)	0.39	(1.74)		2.34	0.61
Paid-in-capital from redemption fees	—		—	0.00 (2)	0.00	(2)	0.00 (2)	—
Less distributions from:
Net investment income	(0.07)		(0.15)	(0.19)	(0.05)		(0.05)	—
Net realized gain	—		—	—	(0.06)		—	—
Total distributions	(0.07)		(0.15)	(0.19)	(0.11)		(0.05)	—
Net asset value, end of period	$12.66		$9.84	$11.25	$11.05		$12.90	$10.61
Total return (3)	29.59	% (5)	(11.35)%	3.68%	(13.55	)% (4)	22.16%	6.10	% (5)
Net assets, end of period (000s)	$42,519		$33,333	$45,191	$52,443		$45,842	$4,573
Ratio of gross expenses to average net assets (6)	1.75	% (7)	1.95%	1.67%	1.62%		2.03%	10.22	% (7)
Ratio of net expenses to average net assets	1.40	% (7)	1.40%	1.40%	1.40%		1.40%	1.40	% (7)
Ratio of net investment income (loss) to average net assets	0.52	% (7)	0.75%	0.95%	1.00%		0.47%	(0.08	)% (7)
Portfolio Turnover Rate	12	% (5)	29%	21%	14%		8%	6	% (5)

*	The Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2021

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies” including Accounting Standards Update 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund values its investments utilizing various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2021 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$40,391,089	$—	$—	$40,391,089
Money Market Fund	2,590,547	—	—	2,590,547
Total	$42,981,636	$—	$—	$42,981,636

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021

well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on companies and markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. As of November 30, 2020, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $71,550.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Fund’s November 30, 2020 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the six months ended May 31, 2021, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $4,111,397 and $4,584,819, respectively.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended May 31, 2021, the Fund incurred $183,808 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the six months ended May 31, 2021, the Adviser waived fees in the amount of $67,477 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2020 will expire on November 30 of the following years:

	November 30, 2021	November 30, 2022	November 30, 2023
Moerus Worldwide Value Fund	$119,091	$131,050	$184,054

Foreside Fund Services, LLC is the distributor for the shares of the Fund (the “Distributor”). Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the six months ended May 31, 2021, the Fund incurred $1,320 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – GFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021

Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2021, Charles Schwab & Co., Inc., on behalf of its clients, held approximately 69.0% of the voting securities of the Fund, and therefore, may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At May 31, 2021, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Moerus Worldwide Value Fund	$36,207,598	$9,043,039	$(2,269,001)	$6,774,038

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2020 and November 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2020	November 30, 2019
Ordinary Income	$668,105	$1,010,013

As of November 30, 2020, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$257,651	$—	$(213,027)	$(8,609,943)	$—	$(2,599,422)	$(11,164,741)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income, and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized depreciation in the table above includes unrealized foreign currency gains of $572.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $213,027.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021

At November 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$700,234	$7,909,709	$8,609,943

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

9.	TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for the years ended November 30, 2020 and November 30, 2019:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2020	November 30, 2019
Foreign Taxes Paid	$42,934	$78,997
Foreign Source Income	650,523	904,707
	$693,457	$983,704

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
May 31, 2021

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Annualized Expense Ratio	Expenses Paid During Period 12/1/20-5/31/21
Actual*
Class N	$1,000.00	$ 1,291.40	1.65%	$9.43
Institutional Class	$1,000.00	$ 1,293.20	1.40%	$8.00
Hypothetical* (5% return before expenses)
Class N	$1,000.00	$ 1,016.70	1.65%	$8.30
Institutional Class	$1,000.00	$ 1,017.95	1.40%	$7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2021

Renewal of the Investment Advisory Agreement with Moerus Capital Management. LLC

In connection with the meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”) held on April 16, 2021 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Moerus Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus Capital”) and the Trust, with respect to Moerus Worldwide Value Fund (“The Fund”). In considering the renewal of the Moerus Advisory Agreement the Trustees received materials specifically relating to the Moerus Advisory Agreement.

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the Moerus Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Moerus Capital Advisory Agreement on behalf of the the Fund and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Moerus Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by Moerus related to the proposed renewal of the Moerus Advisory Agreement with respect to the Fund including a description of the manner in which investment decisions are made and executed, a review of the professional personnel that monitor and execute the investment process. The Trustees examined the Moerus Capital’s investment process, noting that it researched and analyzed investment opportunities over the long term, while attempting to mitigate concentration, liquidity, and currency risks. The Trustees acknowledged the extent of the research capabilities, the quality of Moerus Capital compliance infrastructure and the experience of its investment advisory personnel. The Trustees noted that Moerus Capital was an experienced investment adviser with seasoned senior management. The Trustees discussed Moerus Capital’s broker-dealer selection, noting that it performed, among other things, a qualitative evaluation of the broker’s operational services, financial condition, research provided, execution capability, and competitive commission structure. The Trustees concluded that Moerus Capital had provided quality services to the Fund.

Performance. The Trustees evaluated the performance of the Fund and considered the Fund’s objective and strategy of long term capital appreciation. They observed that the Fund’s returns ranked primarily in the fourth quartiles over the one-year, three-year, and since inception periods ended January 31, 2021 and considered Moerus Capital’s contention that the underperformance was attributable to adverse effect of the COVID-19 pandemic on value stocks, the value tilt of the portfolio, the portfolio being underweight in information technology and growth stocks and the underperformance of the Fund’s holdings in Latin American holdings and energy sector holdings. The Trustees concluded that Moerus Capital was managing the portfolio according to the Fund’s stated objective and strategy as disclosed in the prospectus. After further discussion, the Trustees concluded that overall, the Fund’s past performance was less than satisfactory but in-line with its investment objectives.

Fees and Expenses. The Trustees observed that the Fund’s advisory fee and net expense ratios were above its Morningstar category average and median and its Broadridge recommended peer group average and median for the period ended January 31, 2021. The Trustees noted that, while the advisory fee was on the high end, it was within the range of its peers and the category. After discussion of the information provided, and considering the quality of services provided, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. They

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2021

noted that Moerus Capital indicated its willingness to discuss breakpoints with the Trustees as the Fund’s asset size grows.

Profitability. The Trustees reviewed Moerus Capital’s profitability analysis as of January 31, 2021 in connection with its management of the Fund and acknowledged that Moerus Capital was managing the Fund at a loss. The Trustees concluded, therefore, that Moerus Capital’s profitability was not an issue at this time.

Conclusion. Having requested and received such information from Moerus Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Moerus Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that the renewal of the Moerus Advisory Agreement was in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”] website at http:/ /www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”] for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MWVF-SAR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/9/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/9/21

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/9/21